                                                                 Exhibit 10.12

Fedsure Properties (Pty) Ltd.
Revised Version - 25 June 1999

                        MEMORANDUM OF AGREEMENT OF LEASE

                          made and entered into between

                       NORWICH LIFE SOUTH AFRICA LIMITED
                               REG NO. 87/03755/06
                               VAT NO. 4250102227

              (hereinafter called "the Landlord") of the First Part

            (herein represented by FEDSURE PROPERTIES (PTY) LIMITED)
                               REG NO. 94/09029/07
                               VAT NO. 4110151380
                            (duly authorised hereto)

                                       and

                          COLOUR SMART.COM SOUTH AFRICA

                               REG NO. ..........
                               VAT NO. ..........

           (herein represented by ...................................)
              (hereinafter called "the Tenant") of the Second Part

The Landlord hereby lets to the Tenant who hereby hires the premises described in Section 3 of the Schedule annexed hereto on the terms and conditions as set out in the said Schedule and General Conditions annexed hereto.


REF: CST009-HO6320

                         ------------------------------
                              "FOR OFFICE USE ONLY"

                         TERMS AS
                         AGREED
                                    -------------------
                                        NEGOTIATOR

                         VERIFIED TO
                         MASTER FILE
                                    -------------------
                                       PROP. ADMIN.
                         ------------------------------


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Fedsure Properties (Pty) Ltd.
Revised Version - 25 June 1999

--------------------------------------------------------------------------------
                                    SCHEDULE
--------------------------------------------------------------------------------

1.  PROPERTY                      : CAVANARD BUILDING

2.  NAME OF LANDLORD              : NORWICH LIFE SOUTH AFRICA LIMITED

2.1 NAME OF TENANT                : COLOUR SMART.COM SOUTH AFRICA

2.2 ADDRESS OF BUILDING           : CAVANARD BUILDING
                                    COWEN STREET
                                    CLAREMONT

3.  DESCRIPTION OF PREMISES       : Portion of 1st Floor, being the address of
                                    the tenant as per Annexure "A" (diagram of premises). The rentable area in terms of the S.A.P.O.A. standard of measurement is equal to approximately 189.30 square metres as shown in Annexure "A" for identification purposes only.

4.  LEASE PERIOD                  : 3 (Three) years

    4.1 Commencement date         : 01.10.1999

    4.2 Possession date           : 01.10.1999

    4.3 Termination date          : 30.09.2002

    4.4 Option to Renew           : 3 (Three) years at market related terms and
                                    conditions. From 01.10.2002 to 30.09.2005.

5. RENTAL OF THE PREMISES :

    5.1 NET RENTAL

        Monthly net rental for Lease Period calculated at R23,60 per square meter for the first period being 01.10.1999 to 30.09.2000 thereafter escalating at 12% per annum, namely:

                                           NET          VAT         GROSS
                                           ---          ---         -----

    From 01.10.1999 to 30.09.2000 =     R4 467.48     R625.45     R5 092.93
    From 01.10.2000 to 30.09.2001 =     R5 003.58     R700.50     R5 704.08
    From 01.10.2001 to 30.09.2002 =     R5 604.01     R784.56     R6 388.57


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Fedsure Properties (Pty) Ltd.
Revised Version - 25 June 1999

    5.2 OPERATING COSTS

        Monthly operating costs for Lease Period calculated at R7,90 per square meter for the first period being 01.10.1999 to 30.09.2000 thereafter escalating at 14% per annum, namely

                                           NET          VAT         GROSS
                                           ---          ---         -----

    From 01.10.1999 to 30.09.2000 =     R1 495.47     R209.37     R1 704.84
    From 01.10.2000 to 30.09.2001 =     R1 704.84     R238.68     R1 943.52
    From 01.10.2001 to 30.09.2002 =     R1 943.51     R272.09     R2 215.60

6. PARKING RENTAL:

    Includes 2 single open parking bays at R225,00 per bay per month for the first period being 01.10.1999 to 30.09.2000 thereafter escalating at 12% per annum, namely

                                           NET         VAT        GROSS
                                           ---         ---        -----

    From 01.10.1999 to 30.09.2000 =     R 450.00     R 63.00     R 513.00
    From 01.10.2000 to 30.09.2001 =     R 504.00     R 70.56     R 574.56
    From 01.10.2001 to 30.09.2002 =     R 564.48     R 79.03     R 643.51

7. RATES

    Tenant's proportionate share of                  =  30,73% (three nought
    assessment rates and taxes in terms                 comma seven three
    of clause 9 of the Lease annexured hereto.          percentum)

8. ELECTRICITY

    Tenant's Portion of electricity in               =  30,73% (three nought
    terms of clause 10 of the Lease                     comma seven three
    annexured hereto                                    percentum)

9. SOLE PERMITTED USAGE OF PREMISES:

    Administration offices for photocopying workshop.

10. DOMICILIUM CITANDI ET EXECUTANDI OF LANDLORD

    c/o Fedsure Properties (Pty) Limited, Norwich Oval, 2nd Floor, Oakdale House, 1 Oakdale Road, Newlands, 7700.

11. DOMICILIUM CITANDI ET EXECUTANDI OF TENANT

    1st Floor, Cavanard Building, Cowen Street, Claremont, 7735.


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Fedsure Properties (Pty) Ltd.
Revised Version - 25 June 1999

12. DEPOSIT / BANK GUARANTEE            : The Tenant will supply an irrevocable
                                          bank guarantee equivalent to R29
                                          730,69 which guarantee shall remain
                                          in full force and effect to cover any
                                          claims of the Landlord based on a
                                          cause of action arising in terms of
                                          the Lease arising during the period of
                                          the lease, which guarantee shall be in
                                          the form of the draft annexed hereto
                                          marked "B" or in such other form as
                                          may be approved in writing by the
                                          Landlord.

13. SURETYSHIP BY                       : Not Applicable.

14. TURNOVER RENTAL                     : Not Applicable.

15. THE FOLLOWING ANNEXURES FORM PART OF THIS LEASE:

      Annexure "A"  : Floor Plan.
      Annexure "B"  : Irrevocable Bank Guarantee.
      Annexure "C"  : Resolution of Members.
      Annexure "D"  : Option to Renew.
      Annexure "E"  : Not Applicable.
      Annexure "F"  : Rental Debit Authorization.


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Fedsure Properties (Pty) Ltd.                                             Page 1
Revised Version - 25 June 1999

--------------------------------------------------------------------------------
                      INDEX TO GENERAL CONDITIONS OF LEASE
--------------------------------------------------------------------------------


CLAUSE     CONTENTS                                                         PAGE

18         ADVERTISING SIGNS                                                09
02         AGREEMENT OF LEASE                                               03
46         ALIENS                                                           19
19         AIRCONDITIONERS AND BLINDS                                       09
15         ALTERATIONS                                                      08
09         ASSESSMENT RATES AND TAXES                                       05
14         BLOCKAGE OF PIPES                                                08
37         BREACH                                                           15
21         BUILDING SECURITY                                                11
11         COMMON AREAS, JOINING FACILITIES & ACCESS TO THE BUILDING        06
43         COMPANY OR CLOSE CORPORATION TO BE FORMED                        18
42         CONDITIONS OF USE OF PARKING AREA                                17
48         COSTS                                                            20
01         DEFINITIONS                                                      02
35         DESTRUCTION                                                      14
10         ELECTRICITY                                                      05
16         FIXTURES AND FITTINGS                                            09
30         FUTURE TENANTS                                                   13
47         GENERAL                                                          19
26         GLASS, WINDOW PANELS AND SHOP FRONTS                             12
44         HOLDING OVER                                                     19
31         HOUSE RULES AND REGULATIONS                                      13
17         INDICATOR SIGN BOARDS                                            09
25         INVALIDATION OF INSURANCE                                        12
38         JURISDICTION                                                     16
27         LANDLORD'S LIABILITIES AND TENANT'S WAIVERS                      12
45         LANDLORD'S HYPOTHEC                                              19
29         LANDLORD'S RIGHT OF ENTRY                                        13
32         LANDLORD'S RIGHT TO ADD TO BUILDINGS                             13
03         LEASE PERIOD                                                     03
24         LICENCES AND MUNICIPAL REGULATIONS                               11
28         MAINTAIN EXTERIOR                                                13
12         MAINTAIN INTERIOR                                                07
23         NON-REMISSION OF RENT DURING BUILDING                            11
39         NOTICE AND DOMICILIA                                             16
05         NOTIFICATION OF DEFECTS                                          04
22         NO WITHHOLDING PAYMENTS                                          11
41         NUISANCE                                                         17
08         PARTNERSHIP                                                      05
36         REBUILDING AND/OR RENOVATION                                     14
13         REFUSE                                                           08
34         RELOCATION                                                       14
04         RENTAL AND DEPOSIT                                               03
49         RENTAL DEBIT AUTHORISATION                                       20
40         SECTIONAL TITLE, SALE OF PREMISES OR CHANGE OF NAME              17
20         SUB-LETTING AND SALE OF SHARES                                   10
07         SURETY                                                           05
06         USAGE                                                            04
33         VACATION OF PREMISES                                             14
50         VALUE ADDED TAX (VAT)                                            20


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Fedsure Properties (Pty) Ltd.                                             Page 2
Revised Version - 25 June 1999

--------------------------------------------------------------------------------
                          GENERAL CONDITIONS OF LEASE
--------------------------------------------------------------------------------

1     DEFINITIONS

      In these General Conditions of Lease and in the Schedule, unless the context clearly otherwise indicates:

      1.1   "Schedule" means the Schedule attached to the Lease;

      1.2 "the lease" means the agreement of lease entered into between the parties in terms of this document;

      1.3 "the premises" means the premises, including the parking areas, let in terms of this lease and as described in Section 3 of the Schedule;

      1.4 "the building" means the building of which the premises form a portion;

      1.5 "the property" means the property upon which the building is situated;

      1.6 "the commencement date" means the date upon which this lease commences as specified in clause 4 of the schedule:

      1.7 "the possession date" means the date upon which the keys to the premises are delivered to the tenant;

      1.8 "the expiry date" means the date upon which this lease expires as specified in clause 4 of the schedule;

      1.9 "the common area" means at any time during the currency of this Lease, those parts of the building not actually let and not intended to be let by the Landlord or its duly authorised representatives, including but not necessarily limited to foyers, malls, arcades, passages, parking areas, entrances, exits, loading docks, ramps, landscape areas. interior and exterior stairways, toilets, and all other amenities provided by the Landlord for general use in common by the tenants and their servants, employees, customers and invitees in or about the building or the property;

      1.10 "pro-rata share" means the ratio, which the rentable floor area of the leased premises bears to the total rentable floor area of the building. In order to derive the aforesaid ratio, the rentable floor areas of the leased premises and of the building respectively shall be determined by using the SAPOA Method of Measuring Floor Areas in Commercial Buildings;

      1.11 "operating costs" will mean reasonable costs incurred by the Landlord in respect of maintaining and running the building and/or property for which the Tenant is not otherwise liable in terms of this Lease, including (but not limited to):

            * fees, levies and/or charges payable to the local or any other responsible authorities (excluding only assessment rates and taxes);
            *     cleaning expenses - for common areas only
            *     security expenses;
            * the lift service including maintenance, repairs and replacements;
            *     refuse and sewerage rates and charges;
            *     insurance premiums (including political riot insurance);
            * airconditioning repairs and maintenance costs (applies to central airconditioning plant only);
            * the cost of water used in or at the building for any purposes (unless charged directly to the tenants);
            * building amenity cost, including towel and other toilet services and the costs of maintaining indoor and outdoor gardens, plants and grounds and fire fighting equipment, drains and sewerage pipes and plumbing works;
            *     management and administration expenses and fees;

      1.12 "monthly rental" means the total of all amounts referred to in sub-paragraph 4.2 of this lease;

      1.13 Words importing any one gender shall include the other two and words importing the singular shall include the plural and vice versa;

      1.14 The headings to paragraphs are used for reference only and are not terms of the lease.


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Fedsure Properties (Pty) Ltd.                                             Page 3
Revised Version - 25 June 1999

2     AGREEMENT OF LEASE

      The Landlord hereby leases the premises to the Tenant, which hires the premises from the Landlord on the terms set out in this Agreement incorporating the Schedule and Annexures annexed hereto.

      Each and every term of this agreement, including terms contained in the Schedule and Annexures hereto, shall be material terms of this Lease and shall not be severable from the remainder of the agreement.

3     LEASE PERIOD

      3.1 The lease shall be for the lease period stipulated in Section 4 of the Schedule and shall (unless terminated earlier in terms of the lease), expire on the expiry date stipulated in Section 4 of the Schedule.

      3.2 If the Landlord is unable to give the Tenant possession and/or occupation of the premises on the Commencement Date as stipulated in the Schedule by reason of the premises being incomplete, or in a state of disrepair, or by reason of any existing Tenant not having vacated the premises, or for any other reason whatsoever, the Tenant shall have no claim for damages or right of cancellation and shall accept occupation on such later date on which the premises are available. In the event of such a delay the Commencement Date shall be the date on which the premises shall become available for occupation and the lease period and expiry date shall be extended by the period of the delay; provided that if the premises are not ready for occupation within ONE (1) month of the Commencement Date stipulated in the Schedule, the Tenant shall be entitled to cancel this Lease on ONE (1) month's written notice to the Landlord.

      3.3 Notwithstanding the abovementioned provisions, and subject to the provisions of 3.5 below, the Lease shall only come into force when signed by the Tenant and the Landlord, until which time the Tenant shall have no right of occupation whatsoever and shall have no claim to the existence of a tenancy as a result of:

            3.3.1 negotiations having been conducted and/or concluded;
            3.3.2 this Lease having been drafted, and signed by the Tenant only;
            3.3.3 the acceptance by the Landlord and/or its agents and/or employees of payment of a deposit or of rental or the giving of possession of the premises to the Tenant.

      3.4 Signature of this Lease by the Tenant shall constitute an offer by the Tenant to Lease the premises on the terms set out herein, which offer shall be irrevocable unless and until declined in writing by the Landlord. The failure of the Landlord to sign the Lease shall not be deemed to indicate that the Landlord has declined to accept the Tenant's offer aforesaid.

      3.5 Notwithstanding the provisions of 3.3 above, should the Tenant already have taken possession of the premises and the Landlord thereafter declines to sign the Lease, the Tenant shall nevertheless be bound by the terms of this Lease save that the Tenant's occupation of the premises shall be deemed to be a monthly tenancy terminable on ONE (1) month's written notice given by either party to the other.

4     RENTAL AND DEPOSIT

      4.1 The Tenant shall, simultaneous with its signature of this lease, furnish the bank guarantee/deposit specified in section 12 of the Schedule to the Landlord. The Landlord shall have the right to apply the whole or portion of such bank guarantee/deposit towards payment of the rent, water and electricity charges, key replacements, damages, repairs, renovations and any other liability for which the Tenant is responsible in terms of this lease. The Tenant may not set off against the deposit any rent or other amount owed by it to the Landlord in terms of this lease. If any portion of the bank guarantee/deposit is so applied, the Tenant shall, on written demand by the Landlord, reinstate the bank guarantee/deposit to its original amount. The Tenant shall, if required by the Landlord, be obliged to top up the bank guarantee/deposit on each anniversary of the commencement date so as to ensure that it always remains equivalent to at least the monthly rental for the premises, or the original amount, whichever is the greater. The bank guarantee/deposit, or the balance thereof as the case may be, shall be refunded by the Landlord to the Tenant:

            4.1.1 after the Tenant has vacated the leased premises; and
            4.1.2 after all the tenant's obligations to the Landlord in terms hereof have been fully discharged; and
            4.1.3 free of interest.

      4.2 The monthly rental payable by the Tenant to the Landlord for the premises shall be the aggregate of the amounts as specified in clause 5.1 and, where applicable, clause 6 of the Schedule and subject to the escalation(s) as specified in the Schedule.


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Fedsure Properties (Pty) Ltd.                                             Page 4
Revised Version - 25 June 1999

      4.3 In addition to and separate from the monthly rental, the Tenant shall pay to the Landlord a monthly contribution towards the operating costs of the building in an amount as specified in Clause
            5.2 of the Schedule, and subject to the escalation(s) as specified in the Schedule.

      4.4 The monthly rental as set out in 4.2 and the operating costs set out in 4.3 shall be paid by the Tenant to the Landlord monthly in advance on or before the first day of each and every calendar month, commencing from the occupation date or the commencement date, whichever occurs first. The monthly rental and operating costs shall, in respect of any period during the currency of this lease which is less than a full calendar month, will be reduced proportionately with regard to the length of the period concerned in relation to a full month.

      4.5 All amounts payable by the Tenant to the Landlord in terms of the agreement shall be paid free of deduction and set-off and with the addition of bank commission at the place specified in the schedule. Unless otherwise agreed by the Landlord in writing, the payment of such amounts shall be effected through an automatic electronic fund transfer system, the requirements of which are detailed in the Rental Debit Authorisation Form, being Annexure "F" to this Lease. Notwithstanding the aforegoing, the Landlord may at its sole and absolute discretion direct the Tenant to pay such amounts in cash at such place as the Landlord may direct.

      4.6 Where applicable, the Tenant shall pay to the Landlord turnover rental as set out in clause 14 of the Schedule, and on the basis as set out in Annexure "H" to the Lease.

      4.7 In addition to the monthly rental and operating costs set out above, the Tenant shall pay such additional amounts as may be specified in the Schedule and in this Lease.

      4.8 Appropriation of Payments: The Landlord is entitled in its sole discretion to appropriate any payments received by the Landlord from the Tenant towards the payment of any other amounts owing by the Tenant to the Landlord other than the debt in respect of which payment is made. The Landlord shall advise the Tenant of any such appropriation which it makes.

5     NOTIFICATION OF DEFECTS

      5.1 The Tenant shall notify the Landlord in writing within thirty (30) days after the commencement date, or occupation date, whichever is the earlier, of any defects in the premises. If it has not notified the Landlord as aforesaid, it shall be deemed to have acknowledged that the premises were received in good order and condition. Notwithstanding the aforegoing, the Landlord shall not be obliged to effect any repairs and/or maintenance in respect of the defects listed by the Tenant, unless such defects relate to the Landlords obligations in terms of 28 below, and the Tenant accepts the premises "voetstoots".

      5.2 The Tenant shall have no claim against the landlord of any nature whatsoever, including but not limited to an enrichment claim, should the area of the premises be smaller than the area referred to in clause 3 of the schedule.

6     USAGE

      6.1 The Tenant shall use the premises solely for the purpose described in Section 9 of the Schedule and for no other purpose whatsoever without the Landlord's prior written consent. The Tenant acknowledges that it shall not have any exclusive right to any particular type of business being conducted in the building.

      6.2 The Tenant shall not conduct on the premises any "auction", "fire", "going out of business", "closing down", "bankruptcy" or similar sales.

      6.3 The Tenant shall not exceed the floor loading capacity of the premises or the building and the Tenant shall be responsible for any and shall make good any and all damage to the premises and/or the building caused by exceeding the floor loading capacity.

      6.4 It is hereby recorded for the sake of clarity that the premises shall not under any circumstances be used by the Tenant for the conducting of any insurance business of any nature whatsoever.

      6.5 The Landlord does not warrant that the premises are suitable for the purposes of the Tenant, or that the Tenant will be granted any license or consent in respect of its business.

      6.6 In the event that the premises are retail premises, the Landlord shall be entitled (after consultation with the Tenants in the building/property and in the event of the majority of the Tenants so agreeing), to introduce extended shopping hours at the centre eg. Late night shopping, trading on Saturday afternoons, Sundays and public holidays. Any alteration in the said core trading/business hours shall be effective on not less than 2 (two) calendar month's notice.


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Fedsure Properties (Pty) Ltd.                                             Page 5
Revised Version - 25 June 1999

7.    SURETY

      The Tenant shall procure that the person/s (if any) stipulated in Section 13 of the Schedule sign and throughout the period of this Lease, including any extensions thereof, remain bound by a written Deed of Suretyship in the form set out in Annexure "E" to this Lease. The Tenant shall ensure that such written Deed of Suretyship duly signed as aforesaid is delivered to the Landlord before the commencement date or occupation date, whichever is the earlier. Should any such Suretyship not be furnished to the Landlord within the required period as provided, or should any surety named in Section 14 of the Schedule be declared insolvent or for any reason become released from his obligations in terms of this suretyship, the Tenant shall be deemed to be in breach of this Lease unless the Tenant furnishes such other security for its obligations under this Lease to the satisfaction of and within the time stipulated by the Landlord. The Landlord may in its discretion waive or compromise its rights in respect of any suretyship of one or more of the sureties named in the Schedule without affecting its rights in respect of the remaining sureties.

8.    PARTNERSHIP

      If the Tenant is a partnership then by their signature hereto each partner shall be liable jointly and severally both in his capacity as a partner and in his personal capacity for all the obligations of the partnership as the Tenant. The composition of the partnership as set out in this Lease will not be altered for the duration of this agreement except with the Landlord's prior written consent. If the composition of a partnership is altered without such consent, the partners whose names appear in this Lease will remain jointly and severally liable in terms of this Lease as if the partnership had not been dissolved. Any person purporting to represent a partnership by signing this Lease warrants by his signature that he is authorised to bind the other partners to all provisions of this Lease. The above provisions apply, mutatis mutandis, in the case of a joint tenancy.

9     ASSESSMENT RATES AND TAXES

      Commencing as from the occupation date or commencement date, which ever is the earlier, the Tenant shall pay to the Landlord the following further amounts on the first day of every month during the currency of this agreement:

      9.1 the tenant's pro-rata share of such assessment rates as are payable by the Landlord on the property. The monthly amounts so payable by the Tenant is specified in section 7 of the schedule;

      9.2 the tenant's pro-rata share of the total amount payable by the Landlord to the local authority for sewage and refuse removal and any other utility services rendered by the local authority for the property. The monthly amounts so payable by the Tenant is based on the percentage specified in Section 7 of the Schedule;

      9.3 the tenant's pro-rata share of any other charges or imposts payable by the Landlord which are not or which may hereafter become payable by the Landlord to any government, regional, local or other lawful authority in respect of the property or the building;

      9.4 the tenant's pro-rata share of value added tax or any other form of tax, charge or levy imposed by the State or any regional, local or other competent authority on the rental or any other amount payable by the Tenant to the Landlord in terms hereof; provided that if it shall be or shall become unlawful for the Landlord to recover any portion of such tax, charge or levy by way of a refund, the Tenant shall pay to the Landlord, as an additional charge an amount equal to the tenants pro-rata share of any such tax, charge or levy.

10    ELECTRICITY

      10.1 The Tenant shall be liable for the payment to the Landlord of a monthly amount on or before the first day of every month during the currency of this agreement in respect of the consumption of electric current including electric power, which amount will be equal to the aggregate of the following two amounts which will be calculated at the standard commercial rate per electricity unit from time to time and will include any increase from time to time.

            10.1.1 The amount of electricity used in the premises as indicated
                   by the reading of the sub-meter, which the Landlord will be entitled to install to measure the units of electric current including electric power consumed on or in respect of the premises. The reading of that meter will be accepted as correct by the parties unless proved by the Tenant to be wrong. If separate sub-meters are installed at any time during this Lease (which installation shall be entirely at the discretion of the Landlord), the Tenant shall also be liable for and shall on demand pay the basic and service charges in respect of the services so mentioned as supplied to the premise during the period of this Lease (which shall include a reasonable service charge for such sub-meters); and


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Fedsure Properties (Pty) Ltd.                                             Page 6
Revised Version - 25 June 1999

            10.1.2 A proportionate share, calculated on a pro-rata rentable area basis as stipulated in Section 8 of the Schedule, of the amount payable by the Landlord for electric current including electric power in respect of common area which latter amount will be calculated monthly from a reading of the main electricity meter of the building which reading will be accepted by the parties as correct unless proved by the Tenant to be wrong.

      10.2 Should the Landlord not install a separate sub-meter in respect of the premises as contemplated in 10.1.1 then the Tenant will be liable for payment of a pro rata amount as determined in Section 8 of the Schedule of all electricity consumed in the building excluding what is paid for by the Tenants whose premises have sub-meters. The Tenant's share of such consumption will be in proportion to such consumption as the area of the Tenant's premises bear to the total area of the building including the common area, less the areas of the premises which have sub-meters. The total electricity consumption of the building will be ascertained from a reading of the main meter(s) installed to meter the consumption of electricity in the building. The reading on said meter will be accepted as correct, unless it is proved by the Tenant to be wrong.

      10.3 The Tenant shall pay each and every monthly amount due by the Tenant in terms of paragraph 10.1 or 10.2, as the case may be, within seven
            (7) days of the date on which a monthly electricity account, which may form part of the rental statement, is rendered to the Tenant by the Landlord specifying the amount due by the Tenant for electricity. Should the Tenant fail to pay the electricity account by due date, then without prejudice to any other rights it may have, the Landlord shall be entitled to terminate the supply of electricity current to the premises and the Landlord shall not be liable for any consequent damages or losses howsoever arising or of any nature whatsoever sustained by the Tenant, as a result thereof notwithstanding that the Landlord or its agents or employees may have acted negligently.

      10.4 Should the electrical equipment in unmetered leased premises, in the opinion of the Landlord, lead or be likely to lead to abnormal or excessive electricity consumption, the Landlord will be entitled to increase the amount payable by the Tenant for electricity after consultation with the Tenant with regard to the amount of the adjustment. Failing agreement as to the amount of the increase, the Landlord shall be entitled to install a sub-meter at the expense of the Tenant to measure the units of electricity consumed on the premises, in which event the Tenant will be liable for the cost of electricity in accordance with the provisions of 10.1.1.

      10.5 The Tenant shall not alter, interfere with or overload the electrical, lighting or heating installations in the premises;

      10.6 The Tenant shall notify the Landlord should the electrical current to the premises cease or become defective or be interrupted.

      10.7 If any dispute arises as to the amount of the Tenant's liability for any electricity charges, the onus of proof shall be on the Tenant.

      10.8 The readings on the meter referred to in this clause 10 shall be carried out by an independent recognised meter reading agency appointed by the Landlord from time to time during the currency of this Lease.

11    COMMON AREAS, JOINING FACILITIES AND ACCESS TO THE BUILDING

      11.1 The Tenant shall have the right of reasonable use, having regard to the rights of other tenants, of the common areas, service roads, loading facilities, side walks and yard, toilets and other conveniences and facilities provided by the Landlord on the property and in the building. The Tenant undertakes that its employees and its agents and/or invitees will use such spaces, toilets, conveniences and facilities as may be allocated from time to time in respect of the Tenant and its employees, agents and/or invitees generally or in respect of particular categories of those employees.

      11.2 The Tenant shall be entitled to the use of the lifts, if any, provided that all goods and parcels shall be transported in the goods lift, if any, and shall be brought into the building by the service entrances, if any, of the building. No goods, packing cases, furniture or safes shall be taken into the lifts or left in the passage and on the landing of such building or the surroundings thereof without the Landlord's prior written consent.

      11.3 The Landlord shall have the right in terms of clause 31 from time to time to make and from time to time to vary, amend or add to equitable rules and regulations governing the relationship between tenants of the building in regard to:

            11.3.1 the common area;
            11.3.2 any joint facilities which may exist in the building; and
            11.3.3 generally the use of joint, common or open areas within and outside the building;

            and the Tenant undertakes to observe the said rules and regulations from time to time in force as if the same were terms and conditions of this Lease and to ensure the observance thereof by the Tenant's employees, officers, invitees, agents and/or visitors.


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      11.4  The Landlord shall not be responsible to the Tenant for the non-observance or violation of the terms of any Lease which may be enforced from time to time between the Landlord and any other Tenant of the building or the non-observance or violation of any rules or regulations by any such Tenant, nor shall the Tenant have any right to require of the Landlord that it enforce any such terms, rules or regulations.

      11.5 The Landlord shall be entitled to relocate, from time to time at its sole and absolute discretion, the parking areas and the common areas in the property or building or extensions thereof.

      11.6 The Landlord shall have the right to cause the removal of any persons from the common areas or to deny the use of the common areas by persons.

      11.7 The Tenant shall have access to the premises or the building, and the use of lifts and any other common facilities in the building during normal business hours. Should the Tenant require access to the premises outside normal business hours, the Tenant shall obtain the Landlord's consent and the Landlord shall, having regard to its security services and the other provisions of this Lease, be entitled to make its consent conditional upon any terms and conditions which the Landlord in its sole and absolute discretion may deem necessary for the proper administration and/or security of the premises or of the building.

12    MAINTAIN INTERIOR

      12.1 The Tenant shall at its own cost, keep and maintain the premises in a clean, sanitary and good condition. Without derogating from the generality of the aforegoing, the Tenant shall:

            12.1.1 replace or repair all fixtures and fittings, appliances, doors, door handles, locks, keys, entrances and windows in or serving the premises and on the expiration or earlier termination of this agreement shall deliver the premises to the Landlord in the same good order and condition as existed at the commencement date;
            12.1.2 replace when necessary all fluorescent tubes and incandescent bulbs, starters, water ballast's, washers, taps, cisterns, toilet bowls and basins in the leased premises and shall be responsible at its own cost to maintain all light fittings in the premises in proper order and clean condition;
            12.1.3 except for normal fixturing purposes, not drive or permit to be driven into the walls or ceiling of the premises or the building any nails, screws or other instruments, nor do or permit anything to be done that may damage the walls or ceilings or any other portion of the premises or the building;
            12.1.4 maintain in good order and condition any floor covering and/or carpeting which may be supplied by the Landlord in the premises, and shall, on expiration or earlier termination of this agreement, deliver such floor covering and/or carpeting to the Landlord in the same good order and condition as existed at the commencement date, fair wear and tear alone accepted. It is specifically recorded that, for the purpose of this clause "fair wear and tear" shall not apply to usage of the floor covering and/or carpets other than for pedestrian traffic and shall not release the Tenant of its obligation to clean the floor covering and/or carpets at regular intervals;
            12.1.5 at the expiration or earlier termination of this agreement, and in the event only that the Tenant shall have failed to restore the premises to the Landlord in the same good order and condition as they were at the commencement of this lease, fair wear and tear excepted, pay to the Landlord, on demand, the reasonable cost of restoring the premises to the same good order and condition in which it was at the commencement date. Without derogating from the generality of the aforegoing, the cost of restoring the leased premises shall include the cost of redecoration and the cost of steam cleaning and carpeting in the premises.

      12.2 The Tenant shall make good and repair at its own costs any damages or breakage's and shall, in the event of it failing to replace, repair or make good any broken, damaged or missing articles or to repair or maintain any items as required in terms of this Lease, permit the Landlord, without prejudice and in addition to the Landlord's other rights, to carry out such work without liability on the part of the Landlord to the Tenant for any loss or damage that the Tenant may sustain or suffer as a result of such work. The Tenant shall pay to the Landlord, within SEVEN (7) days of written demand for payment the costs of such work together with interest at the maximum rate permissible by law from the date of payment for the work by the Landlord to date of payment by the Tenant. Without detracting from the generality of the above, the Tenant shall repair any damage caused to the premises inclusive of the doors, windows, ceiling(s), floors and walls of the premises which may be occasioned by any cause including forcible entry or exit and malicious damage.

      12.3 Without derogating from the generality of 12.1 above, the Tenant shall maintain and keep clean the inside surfaces of the windows and of the doors of the premises as no such service shall be supplied by the Landlord.


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Fedsure Properties (Pty) Ltd.                                             Page 8
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13    REFUSE

      13.1 The Tenant shall for the purposes of collecting and disposing of its refuse provide and use at its expense such bins and other containers as may from time to time be specified by the local authority and/or the Landlord.

      13.2 All bins and containers referred to in 13.1 above shall be maintained in good order and condition and kept neat and tidy by the Tenant throughout the period of this Lease. The Tenant shall ensure that the refuse does not remain or accumulate on or outside the premises but shall be prepared for collection in the manner and at the times and places specified by the local authority and/or the Landlord. The failure by the Tenant to comply with the above shall permit the Landlord, without prejudice and in addition to the Landlord's other rights, to carry out preparation and removal of refuse without liability on the part of the Landlord to the Tenant for any loss or damage that the Tenant may sustain or suffer as a result thereof. On completion of such preparation and removal, the Tenant shall pay to the Landlord, within SEVEN (7) days of written demand for payment the costs of such work together with interest at the maximum rate permissible by law from the date of payment for the work by the Landlord to date of payment by the Tenant.

      13.3 The Tenant shall be responsible for the replacement cost of all/any bins or containers used by or in connection with the premises, which may be stolen, lost or unlawfully removed.

      13.4 The Tenant shall if so directed by the Landlord, use such compactor service and/or incinerator service as may be provided, for the disposal of refuse, and the Landlord shall be entitled to charge the Tenant a fair and reasonable amount for use of such compactor service and/or incinerator service. The charge shall be payable by the Tenant monthly in advance on the first day of each and every month together with the total monthly rental.

14    BLOCKAGE OF PIPES

      14.1 The Tenant shall use its best endeavours to prevent any blockage of sewerage or water pipes or drains in or connected with the premises.

      14.2 The Tenant shall remove at its cost any obstruction or blockage in any sewerage, water pipes or drains serving the premises exclusively and where necessary repair the sewerage pipe or drain concerned.

      14.3 The failure by the Tenant to comply with the above shall permit the Landlord, without prejudice and in addition to the Landlord's other rights, to carry out the removal of the obstruction or blockage and/or necessary repair without liability on the part of the Landlord to the Tenant for any loss or damage that the Tenant may sustain or suffer as a result of such work. On completion of such removal of obstruction or blockage and/or repair, the Tenant shall pay to the Landlord, within SEVEN (7) days of written demand for payment the costs of such work together with interest at the maximum rate permissible by law from the date of payment for the work by the Landlord to date of payment by the Tenant.

      14.4 The Tenant shall be responsible for the consequences, of any nature whatsoever, of the disposal of waste water from the premises by the Tenant. Without limiting the generality of the aforegoing, the Tenant shall be liable to pay any fine and/or effluent levy in respect of such disposal of waste water which may be imposed by the relevant local authority.

15    ALTERATIONS

      15.1 The Tenant shall not make any structural alterations and/or additions to the premises.

      15.2 The Tenant shall not make any alterations or additions and/or improvements (for convenience hereafter collectively referred to in this clause as "the alterations") of a non-structural nature whatsoever to the premises or the building without the Landlord's prior written consent. The Landlord shall be entitled, if it consents to the alterations, to require that the work is carried out on behalf of the Tenant by a contractor nominated by the Landlord on fair and reasonable conditions stipulated by the Landlord and the Landlord shall also have the right to nominate any professional consultants necessary to supervise the work at the Tenant's expense. The Tenant shall obtain any required approval from the Local Authority before the commencement of any works. If any alterations are made by the Tenant it shall, on the expiry of the Lease or the expiry of any renewal or extension thereof, remove and reinstate the premises to the condition they were in before additions and alterations were effected, unless the Landlord otherwise directs or agrees in writing, in which latter case the alterations shall become the Landlord's property. The Tenant shall under no circumstances have any claim for compensation for any such alterations, whether or not they are removed and the premises reinstated.


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Fedsure Properties (Pty) Ltd.                                             Page 9
Revised Version - 25 June 1999

16    FIXTURES AND FITTINGS

      16.1 The Tenant may from time to time install any fixtures, fittings, partitions and equipment (hereafter referred to for convenience as 'the fixtures and fittings') in the premises for the purpose of carrying on the Tenant's business after obtaining the Landlord's prior written consent thereto, (which consent shall not be unreasonably withheld).

      16.2 The Tenant may from time to time, and shall, prior to the termination of this lease, remove the fixtures and fittings installed in terms of 16.1 provided that the Tenant shall, at its own cost, repair any damage caused by the installation and/or removal of the fixtures and fittings. If the Tenant does not remove any fixtures and fittings on vacating the premises, these will become the property of the Landlord without prejudice to the Landlord's right to recover the reasonable cost of reinstating the premises as a result of the Tenant's failure to do so, and the Tenant shall not at any time or under any circumstances have any claim of any nature whatsoever against the Landlord in respect of any fixtures and fittings not removed on or before the termination of this Lease, whatever the reason may be.

      16.3 All the Tenant's fixtures and fittings shall be installed at the Tenants expense, and shall be executed in accordance with drawings and specifications approved by the Landlord and in compliance with any requirements of the Local Authority. The work shall be done by contractors and sub-contractors nominated or approved by the Landlord, which contractor and sub-contractors shall comply with such reasonable rules and regulations as to safety, administration and coordination as the Landlord may stipulate. The Tenant shall keep and maintain at its own costs all the fixtures and fittings in good order and condition and the Tenant shall be liable to pay to the Landlord any additional local authority rates and taxes and/or insurance premiums levied or charged as a result of the installation of the said fixtures and fittings.

17    INDICATOR SIGN BOARDS

      The Tenant shall be entitled to have its name placed on the Indicator Sign Board, if any, at the main entrance and on its respective floor at its own expense. The design of such sign will be in conformity with the standard specification as laid down by the Landlord in respect of the building in force on the commencement date.

18    ADVERTISING SIGNS

      18.1 The Tenant shall not be entitled to affix, paint, erect, install or display any advertising or other signs (including neon signs) on the windows, doors, exterior or roof or any other part of the leased premises or building, without the Landlord's prior written consent. When applying for such consent the Tenant shall submit to the Landlord in duplicate plans drawn to scale of each sign or advertisement together with all relevant information relating thereto including, inter alia, details of the size and depth of the letters to be used, the materials to be used, and the method of manufacture, illumination and attachment to, or suspension from, the leased premises or the building. The Landlord shall have the right to refuse such consent should the Landlord deem in its sole discretion that any aspect of the sign or advertisement is not in keeping with the Landlord's signage requirements or with the general signage or aesthetics of the building. In the event of such consent being granted, the Tenant:

            18.1.1 shall keep and maintain any such signs in good, clean and proper working order and condition to comply with the requirements of any competent authority pertaining to such signs. Should the Tenant fail to do so the Landlord shall be entitled, after giving the Tenant seven (7) days written notice, to attend to the signs in such manner as the Landlord deems necessary and to recover the costs of so doing from the Tenant on demand;
            18.1.2 hereby indemnifies the Landlord against claims of whatsoever nature made against the Landlord as a result of the installation, erection or operation of such signs.

      18.2 The Tenant shall, by not later than the expiry or earlier termination of this agreement, remove all signs affixed, painted, placed, displayed, erected or installed by it and make good at its own cost any damage caused as a result of such removal. Should the Tenant fail to so remove all signs or make good such damage, the Landlord shall be entitled to do so and recover the costs thereof from the Tenant on demand.

      18.3 The Tenant shall not affix any posters, placards or notices on the external windows, doors or walls of the premises or the building, without the Landlord's prior written consent.

19    AIRCONDITIONERS AND BLINDS

      19.1 The Tenant shall not install any blind, airconditioner or like device on or adjacent to any window of the premises unless the manner of installation thereof has been approved in writing by the Landlord. The Tenant shall not change or interfere with the electrical or air-conditioning installation in the premises without the prior written consent of the Landlord.


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Fedsure Properties (Pty) Ltd.                                            Page 10
Revised Version - 25 June 1999

      19.2 In the event of the premises being air-conditioned by means of an air-conditioning plant controlled by the Landlord, the Landlord may from time to time establish, and the Tenant will conform to, the reasonable rules and regulations relating to the switching on and off of the air-conditioning plant as the Landlord shall advise the Tenant in writing of the same and any amendments thereto from time to time.

      19.3 The Tenant shall be responsible during the currency of this Lease for the maintenance, replacement, service and repair charges in respect of all airconditioning units and/or parts thereof, including controls or diffusers, which are located on, or which form part of, the premises. The Landlord shall further have the right to enter into a contract for the maintenance of the airconditioning units and/or parts thereof, the reasonable cost of which will be pro rata for the Tenant's account, and which may, at the Landlord's discretion, be added to the operating costs payable by the Tenant to the Landlord.

      19.4 The failure by the Tenant to comply with the above shall permit the Landlord, without prejudice and in addition to the Landlord's other rights, to carry out maintenance, replacement, service and repairs of the air conditioning units without liability on the part of the Landlord to the Tenant for any loss or damage that the Tenant may sustain or suffer as a result thereof. On completion of such maintenance, replacement, service and repairs, the Tenant shall pay to the Landlord, within SEVEN (7) days of written demand for payment the costs of such work together with interest at the maximum rate permissible by law from the date of payment for the work by the Landlord to date of payment by the Tenant

      19.5 Should the Landlord install during the currency of this Lease by agreement with the Tenant any or further airconditioning units within the premises, all maintenance replacement, service and repair charges for these units will be for the Tenant's account.

      19.6 The Tenant shall remove any blind, airconditioner or like device affixed in terms of 19.1 at the expiration or earlier termination of the Lease and reinstate the relevant part of the premises to the same good order and condition as it was at the commencement date Should the Tenant have failed to do so, the Landlord may attend to this work at the Tenant's expense.

20    SUB-LETTING AND SALE OF SHARES

      20.1 The Tenant shall not be entitled to sublet the whole or any part of the premises, save as follows:

            20.1.1 the Tenant shall apply to the Landlord in writing for its consent to the subletting of the premises or part thereof giving, in regard to the proposed sublease, the name of the subtenant, the guarantor/s, if any, of the sub-Tenant's obligations, the proposed date of commencement (which shall not be later than 60 (sixty) days from the date on which the Landlord receives the Tenant's application), the duration of the proposed sublease, the exact premises and the rental and any other considerations payable thereunder;
            20.1.2 The Landlord shall not unreasonably withhold its consent to the sub-letting of the premises but reserves to itself completely the right to approve any proposed sub-Tenant and shall not be obliged to furnish any reasons for withholding such approval. The Landlord may make its consent conditional upon whatever conditions it may deem necessary for the protection of its interests and in which case:

                   20.1.2.1 the Tenant may on receipt of written confirmation by the Landlord sublet the premises or part thereof as the case may be in accordance with the written application submitted to the Landlord in terms of
                            20.1.1 hereof and to any further conditions which the Landlord may have stipulated as referred to above. In the event of a sub-lease being permitted in terms of this Clause, the Tenant will be deemed to have ceded all its rights against the sub-tenant in terms of that sub-lease to the Landlord as collateral security for the obligations of the Tenant in terms of this Lease;
                   20.1.2.2 The Tenant shall be obliged to account and to pay over on demand to the Landlord, any profit made arising out of any sub-lease entered into in respect of the premises;
                              or alternatively -

            20.1.3 The Landlord may give the Tenant written notice of its intention to enter into a direct written lease with the proposed sublessee, in which event on the commencement date of the new written lease entered into between the Landlord and the proposed sublessee this lease shall be cancelled and be of no further force and effect. This cancellation shall, however, in no way detract from the Landlord's right to recover from the Tenant any amounts which have arisen in terms of this lease and which are still outstanding at the date of such cancellation or to enforce any obligations arising before the cancellation

      20.2 The Tenant shall not, without the Landlord's prior written consent, cede, assign, transfer, alienate, or otherwise dispose of its rights and/or obligations under this lease or pledge or hypothecate this lease.


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Fedsure Properties (Pty) Ltd.                                            Page 11
Revised Version - 25 June 1999

      20.3 Notwithstanding the provisions stipulated in terms of 20.1 hereof should the Tenant request the Landlord's consent to cede and/or assign or sub-let, the Landlord, at its option, may treat this request as an offer by the Tenant to the Landlord to terminate this lease on 3 (three) calendar month's notice commencing from the first of the month following that in which the request to cede and/or assign or to sub-let is made, and the Landlord shall have a period of 30 (thirty) days (during which the offer shall be irrevocable) in which to accept the offer.

      20.4 If the Tenant is an unlisted company' or a close corporation or a trust, no shares or membership interest therein, as the case may be, shall be transferred from its shareholders or members, nor may any shares or membership interest be allotted to any person other than existing shareholders or members, nor may there be any change in the trustees or beneficiaries of a trust, without the Landlord's prior written consent, save in the case of a transfer of shares or membership interest which will leave control of the Tenant with the original shareholder or member, or of a transfer of shares or membership interest to a deceased shareholder or members heirs. or trustees, as the case may be. Any transfer or allotment of shares or of members interest, or change of trustees or beneficiaries in the case of a trust, effected without such consent shall constitute a fundamental breach of the terms of this lease by the Tenant, entitling but not obliging the Landlord to cancel this lease.

      20.5  Without in any way derogating from the Landlord's rights in terms of
            20.3 hereof, should a turnover rental be payable under this lease the Landlord shall be entitled instead of consenting to a sub-letting of the premises or assignment of the lease, to cancel the lease with effect from the date of the proposed sub-letting or assignment.

      20.6 The Tenant shall not give up occupation or possession of the premises or and portion thereof to any person whether as licensee, agent, occupier, custodian or otherwise, without the Landlord's prior written consent.

21    BUILDING SECURITY

      21.1 Security of and control of access to the premises shall be the responsibility of the Tenant

      21.2 The Tenant shall join and be and remain a member of good standing of a Building Security Association, if any, that may be promoted or approved by the Landlord and having as its members the Tenants of the Building, the object of which shall be the promotion of the security of the Building and the safety of the Tenants thereof The Tenant shall pay' to the Association all such reasonable membership fees, subscriptions, contributions and levies as the Association shall from time to time by its rules lawfully require, which amounts shall be covered in the operating costs set out in clause 5.2 of the Schedule. The Tenant shall throughout the period of the Lease conform and comply with the Articles of Association, constitution and rules and/or by-laws issued by the Association from time to time. The Landlord does not bind itself by these presents to promote any such Association during the currency of this lease.

22    NO WITHHOLDING PAYMENTS

      The Tenant shall not be entitled for any reason whatsoever to withhold, delay, set off or deduct from any amounts due to the Landlord in terms of the Lease.

23    NON-REMISSION OF RENT DURING BUILDING

      The Tenant shall not be entitled to claim a remission or reduction of rent or cancellation of the Lease by reason of alterations or additions to the building being carried out by the Landlord from time to time, provided that the Landlord shall use its best endeavours to ensure that as little inconvenience as is reasonably possible is caused to the Tenant.

24    LICENCES AND MUNICIPAL REGULATIONS

      24.1 The Tenant shall be liable for obtaining all necessary licenses and permits in respect of the Tenant's business in the premises.

      24.2 The Tenant shall conform to all laws, ordinances, proclamations, regulations and conditions of title relating to the property or to tenants or occupiers of the property and the building in which the premises are situated or affecting the conduct of the Tenant's business in the premises.

      24.3 The Landlord shall not be obliged to effect any repairs and/or alterations and/or additions to the premises or the building or the property in order to comply with the requirements of the Municipality and/or other competent authorities in connection with the conduct of the Tenant's business on the premises.


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Fedsure Properties (Pty) Ltd.                                            Page 12
Revised Version - 25 June 1999

      24.4 The Landlord does not warrant or represent that the premises are fit for any specific purpose or that any licence in respect of the premises or the conduct of the Tenant's business therein will be granted or renewed.

25    INVALIDATION OF INSURANCE

      25.1 The Tenant shall not do or omit to do anything or keep in or on the premises anything or allow to be done or kept in or on the premises which in terms of any fire insurance policy held from time to time by the Landlord in respect of the premises and/or the building may not be done or kept therein, or which may render any policy void or voidable and the Tenant shall comply in all respects with the terms of any such policy, provided that if any such premium payable in respect of any such policy is increased:

            25.1.1 by reason of the nature or scope of the business which the
                   Tenant carries on in the premises in terms of the lease; or
            25.1.2 as a result of the Tenant not complying with the aforesaid provisions;

            then without prejudice to any other rights which the Landlord may have as a result of that breach, the Tenant shall on written demand refund to the Landlord the amount of that additional premium.

      25.2 The Tenant shall be obliged at its cost to take out and keep in force during this Lease, a public liability insurance policy with such insurance company as may be approved in writing by the Landlord (which approval shall not be unreasonably withheld) for such amount as will provide indemnity in respect of all claims which may foreseeably be made against the Tenant and/or the Landlord arising out of the Tenant's business in the premises, including but not necessarily limited to any claims arising as described in 27 below. The Tenant shall, if so required by the Landlord, exhibit to the Landlord from time to time proof of payment of the premiums that fall due.

26    GLASS, WINDOW PANELS AND SHOP FRONTS

      The Tenant shall be responsible for any glass, both internal and external, and mirrors, window panels and shopfronts in or on the premises and shall be obliged at its expense to replace any such glass, mirrors, window panels or shopfronts as may be damaged however and by whomsoever such damages shall be caused. Without prejudice to and without absolving it from its aforesaid obligations, the Tenant shall, except for any period during which the Landlord may elect to insure the plate glass and shopfronts itself, insure plate glass, window panels and shopfronts against damage with an insurer nominated by the Landlord and maintain the insurance in force throughout its occupation of the premises. The Tenant shall on demand by the Landlord cede the policy of insurance to the Landlord as security for its obligations hereunder. The Tenant shall if so required by the Landlord exhibit to the Landlord from time to time proof of payment of the premiums that fall due. If the Tenant fails to pay any premiums the Landlord shall be entitled without prejudice to its rights under this lease to pay the premium and to recover it from the Tenant. If the Landlord elects to insure the plate glass, window panels and shopfronts for any period, the Tenant shall pay to the Landlord on demand so much of each reasonable premium paid by the Landlord as is attributable to the insurance of the plate glass, window panels and shopfronts in or on the premises.

27    LANDLORD'S LIABILITIES AND TENANT'S WAIVERS

      27.1 The Tenant hereby indemnifies the Landlord and holds the Landlord harmless from all claims by third parties in connection with loss of life, bodily or personal injury or property damage arising from or out of any occurrence in, upon at or from the occupancy or use by the Tenant of the said premises or any part thereof or occasioned wholly or in part by any act or omission of the Tenant, its officer, agents, contractors, employees, sub-tenants, customers or guests.

      27.2 The Tenant shall not have any right, remedy or claim of any nature whatsoever and howsoever arising against the Landlord for any loss, damage (whether general, special or consequential) expenses or injury of any nature whatsoever or howsoever arising which may be suffered by the Tenant, directly or indirectly, irrespective of whether or not such loss, damage, expense or injury shall have been caused through or as a result of the negligence (gross or otherwise) of the Landlord or any person for whose acts or omissions the Landlord is vicariously liable in law. Without derogating from the generality of the aforegoing, the Landlord shall have no liability to the Tenant in respect of any such loss, damage, expense or injury which may be suffered by the Tenant by reason of any latent or patent defects in the premises or in the building or in the property, or from any fire in the premises or in the building, or any theft from the premises or the building, or by reason of the premises or the building or part thereof being in or falling into a defective condition or state of disrepair, or as a result of any particular repair not being effected by the Landlord either timeously or at all, or arising out of vis major or causus fortuitus, or arising out of any act of omission of any Tenant of the building or a change of the building's facade, appearance or any other feature thereof, or arising in any manner whatsoever out of the use of the premises or of the building by any person.


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28    MAINTAIN EXTERIOR

      The Landlord shall keep and maintain the exterior structure, window's and roof of the building and the common area in good condition. The Tenant shall not be entitled to any remission of rental, compensation or damage by reason of the earning out of any maintenance and/or repair work by the Landlord in order to comply with its obligations in terms of this clause.

29    LANDLORD'S RIGHT OF ENTRY

      The Landlord may at all reasonable times either through its representatives, employees or workmen or through its agents or contractors:

      29.1 have reasonable access to the premises for the purpose of inspecting or repairing the premises or any part of the building and/or equipment or installations located therein or for any other purpose associated therewith;

      29.2  repair or add to the premises;

      29.3  alter the premises when required to do so by any lawful Authority;

      29.4 suspend the operation of the lift serving the premises for service and/or repair or any other similar purpose provided;

            provided that the Landlord shall use its best reasonable endeavours to exercise its rights in terms hereof with the least possible inconvenience to the Tenant.

30    FUTURE TENANTS

      30.1 The Landlord may display in or on or near the premises 'To Let' notices during the six (6) months immediately preceding the expiry of the Lease, and a 'For Sale' notice at any time during the period of the Lease;

      30.2 The Landlord may at all reasonable times during the period of this Lease show any prospective Tenants or buyers the interior of the premises.

      30.3 The Landlord may during the period of the Lease display on the premises any notice which may be required by the Landlord or any of the Landlord's tenants or prospective tenants in connection with any application for a licence for any business to be carried out on the premises.

31    HOUSE RULES AND REGULATIONS

      The Landlord shall be entitled and is hereby empowered at its sole discretion from time to time to prescribe rules and regulations to facilitate the management, administration and appearance of the building for the general benefit of tenants and other persons lawfully using the building. The Tenant shall abide by these rules and regulations in force from time to time. The Landlord shall notify the Tenant of the rules and regulations and of any amendments from time to time provided always that such rules and regulations may not detract from or vary the rights of the Tenant in terms of this Lease.

32    LANDLORD'S RIGHT TO ADD TO BUILDINGS

      32.1 The Landlord shall be entitled to at all times during the lease period to complete or add to the buildings on the property (other than the premises) and to effect any repairs, alterations, improvements and additions (including new buildings whether or not linked) to the buildings and for such purpose to erect scaffolding, hoardings and building equipment in, at, near or in front of the premises and also such devices as may be required by law or which the Landlord's Architects may certify to be reasonably necessary for the protection of any person against injury arising out of the building operations in such manner as may be reasonably necessary for the purposes of any of the works aforesaid. The Landlord shall further be entitled to all such rights of access to any portion of the premises as may be reasonably necessary for the purposes aforesaid. The Landlord shall further be entitled to lead pipes and other services through the premises should it be necessary to link such pipes or other services with any other premise provided that in doing so the Landlord does not unreasonably interfere with the Tenant's beneficial occupation of the premises. In exercising its above rights the Landlord shall use its best endeavours to cause as little interference as possible with the Tenant's beneficial occupation of the premises.

      32.2 The provisions of clause 32.1 above shall apply irrespectively as to whether any of the work referred to therein is carried on by the Landlord or by its servants or agents or by any contractor appointed by the Landlord.


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      32.3  The Tenant shall not be entitled to any remission of rent, compensation or damages by reason of the exercise by the Landlord of its rights under this clause. Furthermore the Tenant shall not have any claims of any nature whatsoever and howsoever arising against the Landlord or against it's servants or agents, or any contractor arising out of the exercise by the Landlord of any of its rights referred to in clause 32 above (nor shall the Tenant have the right to cancel this Lease).

33    VACATION OF PREMISES

      At the expiry of this Lease the Tenant shall on vacating the premises, forthwith deliver all keys and/or security devices to the Landlord or its agents.

34    RELOCATION

      The Landlord may from time to time at its sole and absolute discretion relocate the Tenant within the building to premises which in the reasonable opinion of the Landlord are reasonably comparable to the premises previously let, in which event the Landlord shall pay to the Tenant all reasonable costs connected with the relocation.

35    DESTRUCTION

      35.1 Should the premises and/or the building be destroyed or damaged to an extent which prevents the Tenant from having beneficial occupation of the premises, then:

            35.1.1 the Tenant shall have no claim of any nature whatever against the Landlord as a result thereof;
            35.1.2 the Landlord shall be entitled within thirty (30) days after such destruction or damage to advise the Tenant in writing that it intends to reinstate the building and/or the premises as the case may be;
            35.1.3 should the Landlord not, within the aforesaid period, notify the Tenant of its intention to reinstate the building and/or the premises as the case may be, then the Landlord shall be deemed to have elected to cancel the Lease.

      35.2 Should the Landlord elect (or be deemed to have elected) to cancel the Lease, then the Tenant shall have no claim whatever against the Landlord as a result of that cancellation.

      35.3 Should the Landlord elect to reconstruct the building and/or the premises as the case may be, then:

            35.3.1 the Lease shall not be cancelled and the Landlord shall at its cost reinstate the building/premises substantially to its previous state as quickly as is possible in the circumstances;
            35.3.2 the Tenant shall not be liable for any further rent for as long as it is deprived of beneficial occupation of the premises;

      35.4 Should the building and/or the premises be damaged to a lesser extent that which prevents the Tenant from having beneficial occupation of the premises, then:

            35.4.1 the Lease shall not be cancelled;
            35.4.2 the rental payable by the Tenant shall be reduced pro rata to the extent (if any) by which the Tenant is deprived of beneficial occupation of the premises;
            35.4.3 the Landlord shall at its own cost repair the building and/or the premises as the case may be as quickly as possible in the circumstances;
            35.4.4 the Tenant shall have no claim of any nature whatsoever against the Landlord as a result of the said destruction or damage howsoever arising.

      35.5 Should a dispute arise between the Landlord and the Tenant in respect of the amount of rental payable by the Tenant in terms of clause 35.4.2 then the amount of rental to be paid by the Tenant shall be determined by an independent expert to be appointed by agreement between the Landlord and the Tenant, and/or failing such agreement, the expert shall be appointed at the request of either party by the President for the time being of the South African Institute of Valuers, or his nominee. The decision of such appointed expert shall be final and binding on both parties.

36    RE-BUILDING AND/OR RENOVATION

      36.1 The Landlord may terminate this lease or any renewal thereof by giving the Tenant six (6) months written notice to such effect in all or any of the following circumstances:


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            36.1.1 should the Landlord wish to demolish the building or the premises or any part thereof; or
            36.1.2 should the Landlord wish to reconstruct and/or redevelop and/or renovate the building or the premises or any part thereof, provided always such reconstruction and/or redevelopment and/or renovation be of a substantial and/or major nature.

      36.2 The Landlord, shall, however, have the right at any time to commence the reconstruction and/or redevelopment and/or renovation of the building, other than the premises, and these operations may proceed while the Tenant is in occupation of the premises.

      36.3  Notwithstanding the implementation of any work as contemplated in
            36.2 above, the Tenant shall have no right to object to such work or to claim any rebate of rental and costs during the period in which the said work may be in progress nor shall the Tenant have any claim for damages of whatsoever nature by reason of the earlier termination of this lease as provided in 36.1 above.

      36.4  Expropriation

            36.4.1 should the STAND or the BUILDINGS or the LEASED PREMISES or part thereof be expropriated, this agreement will terminate with effect from the date of such expropriation and the Tenant will not be entitled to recover any compensation or damages from the Landlord by reason of such expropriation.
            36.4.2 should any portion of the STAND or of the BUILDINGS or any part thereof (but excluding the LEASED PREMISES) be expropriated, this agreement shall not terminate as a result thereof and the Tenant will not be entitled to recover any compensation or damages from the Landlord.

37    BREACH

      37.1  Should the Tenant:

            37.1.1 fail to pay any rental and/or any other amount due by the
                   Tenant in terms of the Lease on due date;
            37.1.2 commit any other breach of any terms of the Lease and fail to remedy that breach within period of FIVE (5) days after the receipt of notice to that effect by the Tenant; or
            37.1.3 repeatedly breach any of the terms of the Lease in such manner as to justify the Landlord in holding that the Tenant's conduct is inconsistent with the intention or ability of the Tenant to comply with its obligations in terms of the Lease;
            37.1.4 commit an act of insolvency;

            then and in any such event, the Landlord shall be entitled, but not obliged, without prejudice to its rights to damages or to its right to eject the Tenant from the premises or to any other claim of any nature whatsoever that the Landlord may have against the Tenant as a result thereof:

                   37.1.4.1 to cancel this Lease; or
                   37.1.4.2 in the case of 37.1.2 to remedy such breach and
                            immediately recover the total of the fair and reasonable cost incurred by the Landlord in so doing from the Tenant.

      37.2 Should the Landlord institute action against the Tenant or refer the matter to it's attorneys for collection pursuant to a breach by the Tenant of the Lease, then without prejudice to any other rights which the Landlord may have, the Landlord shall be entitled to recover from the Tenant all legal costs incurred by it including all fees, charges, tracing fees and collection commission as the Landlord is obliged to pay to its attorneys, as between attorney and own client All amounts payable in terms of this sub-paragraph are payable by the Tenant to the Landlord within THREE (3) days of written demand.

      37.3 Should the Landlord cancel the Lease and the Tenant dispute the Landlord's rights to do so and remain in occupation of the premises pending the determination of that dispute, then:

            37.3.1 the Tenant shall continue to pay, on due date all amounts due by the Tenant in terms of the Lease;

            37.3.2 the Landlord shall be entitled to recover and accept those payments and the acceptance thereof shall not in any manner whatsoever affect the Landlord's claim to cancellation of the Lease or of any other nature whatsoever.

      37.4 Should a dispute between the Landlord and the Tenant be determined in favour of the Landlord then the payments made to the Landlord in terms of 37.3 shall be regarded as damages paid by the Tenant on account of the loss sustained by the Landlord as a result of the holding over by the Tenant of the premises. Should the loss sustained by the Landlord be found to be less than the payments made to the Landlord in terms of 37.3 then the Landlord will refund to the Tenant the amount by which the said repayments exceed the damages within 14 days after such damages have been determined.


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      37.5  Without prejudice to all or any of the Landlord's rights granted hereunder, should the Tenant fail to pay the monthly rental or any other sum(s) which may become due by the Tenant to the Landlord on due date, then in any such event, the Tenant shall pay the Landlord interest on any amount outstanding in terms of this lease at 2% (two percentum) per month, from due date of payment to the date of actual payment.

      37.6 A certificate signed by a director, company secretary, credit manager or internal accountant of the Landlord or the Landlord's agent shall be prima facie proof of the amount of any indebtedness owing by the Tenant to the Landlord at any time and also the fact that payment of the whole, or, as the case may be, any portion of that amount is due and payable to the Landlord.

      37.7 In the event of the Landlord's banker levying any charges against the account of the Landlord arising from nonpayment of a cheque tendered in payment of rental or any other amount due by the Tenant in terms of this lease, or should the Tenant's debit order be rejected, or should any charges be levied by the Landlord's banker against the account of the Landlord for any other reason whatsoever relating to the Tenant's conduct, then the said charges shall be for the account of the Tenant and debited to the Tenant's rental account. In addition to the above, the Tenant shall be liable to the Landlord for a R50.00 administration fee in respect of each and every non-payment of a cheque and/or debit order, which fee will be debited to the Tenant's rental account.

      37.8 In the event that the Tenant fails to provide the documentation and/or annexures required in terms of the Lease timeously, or fails to keep same valid and of full force and effect, and or fails to sign the Lease timeously, then in any such event, (hereafter referred to as "an omission") the Landlord shall, without prejudice to any of its rights in terms of this Lease, be entitled to charge the Tenant a penalty of FIVE HUNDRED RAND (R500.00) per month for each omission until such time as the omission is rectified by the Tenant.

38    JURISDICTION

      The interpretation and enforcement of this lease shall at all times be governed by South African law. The Tenant consents that the Landlord may, at its option, institute any legal proceedings arising out of this agreement in the Magistrates Court in which jurisdiction the premises are located, alternatively in the Magistrate's Court having jurisdiction over the Tenant or surety's person, notwithstanding that the subject matter or amount of the claim or cause of action would otherwise be beyond the jurisdiction of the Magistrate's Court.

39    NOTICE AND DOMICILIA

      39.1 The parties hereby choose domicilia citandi et executandi for all purposes under the Lease at their respective addresses set forth in
            Section 10 and Section 11 of the Schedule.

      39.2 Any notice to any party shall be addressed to it at its domicilium aforesaid and either sent by pre-paid registered post or delivered by hand. In the case of any notice:

            39.2.1 sent by pre-paid registered post, it shall be deemed to have been received, unless the contrary is proved, on the third business day after posting;

            39.2.2 delivered by hand, it shall be deemed to have been received unless the contrary is proved, on the date of delivery, provided such date is a business day or otherwise on the next following business day.

      39.3 Any party shall be entitled, by notice in writing to the other, to change its domicilium to any other address within the Republic of South Africa, provided that the change shall only become effective fourteen (14) days after delivery of the notice in question.

      39.4 For the purposes hereof 'business day' means any day other than a Saturday, Sunday or Public Holiday.

      39.5 Any domicilium citandi et executandi address chosen by any party in terms of this agreement must be a physical address and not a post office box or poste restante. In the event that the Tenant fails to choose a physical address, or any address, as its domicilium citandi et executandi, the address of the premises will be deemed to be the Tenant's domicilium citandi et executandi.


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Revised Version - 25 June 1999

40    SECTIONAL TITLE, SALE OF PREMISES OR CHANGE OF NAME

      Nothing contained in this lease shall prevent the Landlord from:

      40.1 opening a sectional title register in respect of the property, or from selling sectional title units forming part of the property, provided that this does not interfere in the use by the Tenant of the leased premises; the Tenant hereby consents, insofar as its consent may be necessary, to the opening of a sectional title register and the selling of sectional title units as aforesaid, and undertakes to sign all documents which may be necessary in this respect.

      40.2  disposing of the property or any part thereof.

      40.3 In the event of the Landlord disposing of or selling the property of which the leased premises form a part, prior to the expiration of this lease, such disposal or sale shall not affect this lease nor shall it entitle the Tenant to resile from or cancel this lease.

      40.4 The Landlord shall be entitled at any time during the currency of this lease and in its sole and absolute discretion to change the name of the building in which the premises is situated;

      40.5 The sale or other alienation howsoever arising by the Landlord of the premises or any part thereof prior to the termination date shall not affect the lease, nor shall it entitle the Tenant to resile from the lease or to cancel the lease nor shall the Tenant be entitled to claim damages from the Landlord as a result of the aforesaid sale or change of name.

41    NUISANCE

      The Tenant shall not do or cause or permit to be done in or about the premises anything, which may be or cause a nuisance or disturbance to other occupants of the building of neighbouring premises.

42    CONDITIONS OF USE OF PARKING AREAS

      42.1 The Tenant shall not be entitled to any exclusive parking bays in the parking area and undertakes to accept the parking bays allocated to it by the Landlord from time to time. The Tenant will pay for the cost of any signage required in respect of such allocated bays.

      42.2 The Tenant shall only be entitled to use the parking area for the purpose of parking motor cars.

      42.3 The Tenant shall not do nor suffer to be done anything which may constitute a nuisance or which may disturb the beneficial use of any other user of the parking area.

      42.4 The Tenant shall not permit any motor car, which is parked in the parking area to be washed, refuelled, oiled or repaired in the parking area.

      42.5 The Tenant and/or agents or invitees enters, uses and leaves the parking area entirely at his own risk;

      42.6 The Tenant shall have no claim of whatsoever nature against the Landlord or any of its agents for any loss or damage arising directly or indirectly from the use of the parking area and including but without being limited to:

            42.6.1 loss or damage suffered as a result of the theft, loss destruction of damage of motor vehicles or any pan or accessory thereof or any articles left therein;
            42.6.2 loss or damage resulting from personal injury sustained by the Tenant.

            for the purposes of this clause 42.6, loss or damage shall include direct use of the Tenant, its servants, agents or invitees of the parking area.

      42.7  The Tenant indemnifies the landlord, its servants or agents against:

            42.7.1 loss or damage resulting from any claim, demand or action of whatsoever nature which may be brought or made by any person against any one of them;
            42.7.2 all costs of any nature whatsoever (including any attorney and own client costs) incurred by any one of them;

            arising from the direct or indirect use of the Tenant, its servants, agents or invitees of the parking area.

            For the purposes of this clause 42.7, loss or damage shall include direct of indirect special or consequential damage or any loss of profits of any nature whatever.


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      42.8  The Tenant may only park vehicles, which are in running order and are in use. No broken-down or partially dismantled vehicles may be parked in the parking areas.

      42.9 The Tenant shall not park nor permit the parking of any motor car not owned by the Tenant in the parking area unless:

            42.9.1 the user of that car is an employee of the Tenant;
            42.9.2 the Tenant furnishes to the Landlord a written
                   acknowledgement by that user that he or she is bound by the provisions of the Lease insofar as they relate to him or her.

      42.10 The Tenant shall not sub-let the designated parking area nor (save as provided for in clause 42.9) permit anyone else to occupy the same, nor cede or assign any of its rights or obligations under the parking provisions of this Lease.

      42.11 The Landlord shall:

            42.11.1 have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to all common area, facilities and parking areas mentioned in this Lease.
            42.11.2 have the right to construct, maintain and operate lighting facilities on all the said parking areas and improvements, to police the same and take security measures in regard thereto, from time to time to change any parking area, level location and arrangements of parking areas and other facilities herein referred to, to restrict parking areas, to close temporarily any portion of the parking areas or facilities, to discourage non-Tenant parking, and to do and perform such other acts in and to the said areas and improvements as the Landlord considers will operate and maintain the common facilities referred to above for the benefit of all Tenants.

43    COMPANY OR CLOSE CORPORATION TO BE FORMED

      If this lease is entered into by a person/s acting as Agent/s or trustee/s on behalf of a company or close Corporation or trust not yet formed then:

      43.1 The agent or trustee in his personal capacity hereby jointly and severally warrant/s to the Landlord that the company or close corporation or trust about to be formed will, within sixty (60) days from the date of signature of the lease by such agent or trustee;

            43.1.1 be duly formed and/or incorporated; and
            43.1.2 duly adopt, ratify and conform without modification this agreement lawfully binding; and
            43.1.3 take all other steps necessary to render this agreement lawfully binding on it; and
            43.1.4 deliver to the Landlord a true copy of its memorandum and articles of association, or association agreement or trust deed as the case may be together with a true copy of the resolution referred to in 43.1.2 duly certified by the chairman of the meeting.

      43.2 The agent or trustee binds himself irrevocably to the Landlord that, failing compliance with the provisions of 43.1 hereof, he shall personally be bound by all the obligations and entitled to all the rights of the Tenant in terms and arising out of this agreement of lease jointly and severally if there be more than one trustee.

      43.3 In the event of proper compliance with the provisions of 43.1 hereof, the trustee or agent binds himself irrevocably to sign a deed of suretyship as required in terms of clause 7 above, guaranteeing performance by the Tenant of it's obligations to the Landlord in terms of the Lease.

      43.4 In the event of non-compliance for the provision of 43.1 hereof, the trustee or agent will be personally bound by all obligations and be entitled to all the rights of the Tenant in terms of the lease.

      43.5 In the event that there is more than one trustee or agent, the obligations and rights of such trustees or agents in terms of this clause 43 will be joint and several.

44    HOLDING OVER

      44.1 If the Tenant should after expiration or earlier termination of this Lease, remain in occupation of the Leased premises, then:

            44.1.1 the monthly rental payable by the Tenant shall immediately and without notice increase by 12% (twelve percent) from the date of expiration or termination, as the case may be;


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

Fedsure Properties (Pty) Ltd.                                            Page 19
Revised Version - 25 June 1999

            44.1.2 the operating costs payable by the Tenant shall immediately and without notice increase by 14% (fourteen percent) from the date of expiration or termination, as the case may be;
            44.1.3 the other terms and conditions of this Lease shall mutatis mutandis remain applicable to the Tenant, save that the Lease shall be deemed to have been entered into for a month at a time only;
            44.1.4 the Tenant shall continue to pay the increased rental and all other amounts due to the Landlord in terms of this lease on due date;
            44.1.5 the Landlord shall be entitled to recover and accept the payments referred to in 44.1.1 and 44.1.2;
            44.1.6 the recovery and acceptance by the Landlord of the payments, referred to in 44.1.3, shall be without prejudice to and shall not in any manner affect the Landlord's rights.

      44.2 Payments made to the Landlord in terms of clause 44.1 above shall be regarded as amounts paid by the Tenant on account of loss and/or damage sustained by the Landlord as a result of the holding over by the Tenant of the premises.

      44.3 Unless otherwise stated by the Landlord or its agents, acceptance of any rental or payment shall in no way whatever prejudice or operate as a waiver, rescission or abandonment of any termination or right of termination.

45    LANDLORDS HYPOTHEC

      45.1 While this lease is in force, all furniture, fittings and fixtures, equipment, stock and movables brought onto the premises, whether the property of the Tenant or not, shall be subject to the Landlord's hypothec and shall serve as partial or full security for the proper compliance by the Tenant with all its obligations in terms of this lease.

      45.2  The Tenant undertakes that it:

            45.2.1 shall have no Notarial Bond hypothecating any movable property that he intends bringing to the leased premises.

            45.2.2 shall obtain the Landlord's written permission before encumbering any of the movable property on the leased premises which have previously not been encumbered or which belong to third parties consequent upon a lease or instalment sale agreement.

            45.2.3 will not dispose of or remove the movable property referred to in this clause from the premises except in the ordinary course of business.

46    ALIENS

      In the event of the Tenant being an alien as defined in the Alien's Act, he warrants that he is in possession of a permit issued in terms of the said Act, which qualifies him to lease the premises. A certified copy of such permit will be supplied by the Tenant to the Landlord prior to the conclusion of this lease.

47    GENERAL

      47.1 No variation of the lease shall be of force or effect unless it is in writing and is signed by both the Landlord and the Tenant.

      47.2 This lease contains all the terms and conditions of the agreement between the Landlord and the Tenant. The parties acknowledge that there are no understandings, representations or terms between the Landlord and the Tenant in regard to the letting of the premises other than those set out herein.

      47.3 No act of relaxation on the part of the Landlord in regard to the carrying out of any of the Tenant's obligations in terms of this lease shall prejudice or be deemed to be a waiver of any of the Landlord's rights in terms hereof.

      47.4 If any amount(s) which the Tenant is obliged to pay the Landlord over and above the rental provided for in this Lease represents a recovery by the Landlord of certain monies paid or payable by it to the supplier of the service or item in respect of which payment is due to the Landlord by the Tenant in terms of this Lease which in terms of any law presently in force or hereafter in force may only be recovered by the supplier of such service or item and not by the Landlord then all monies covered by this clause shall be regarded as additional and/or increased rental and shall be treated as such by the Landlord at its discretion as and when the occasion may require it to ensure that the Landlord remains lawfully entitled to obtain payment from the Tenant of all monies which the Tenant has undertaken to pay the Landlord under and in terms of this Lease.

      47.5 The Tenant undertakes that it shall not install any window covering on the windows of the LEASES PREMISES except of a type and colour approved by the Landlord (which approval shall not be unreasonably withheld) and the cost thereof shall be borne by the Tenant.


                                                                    INITIAL HERE
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

Fedsure Properties (Pty) Ltd.                                            Page 20
Revised Version - 25 June 1999

      47.6 The Tenant undertakes that it shall (in the event that the PERMITTED USE includes trading purposes) ensure that the shopfronts (if any) of the LEASED PREMISES are illuminated until 23H00 on every evening during the currency of this lease and that the LEASED PREMISES are kept open for business during all lawful trading hours (including extended trading hours granted on the application of the Landlord) on all days (save days during which the Tenant is not lawfully entitled to keep such premises open).

      47.7 The Tenant undertakes that it will not permit any person to sleep in the LEASES PREMISES and will not permit any animals to be kept in the LEASED PREMISES.

      47.8 The Tenant undertakes that it will not use any lifts or escalators in the BUILDINGS for any purpose for which they are not intended to be used (as determined by the Landlord) which could cause any damage or potential damage to such lifts or escalators.

      47.9 The Tenant undertakes that it will not use any entrances or facilities in the BUILDINGS for any purpose for which they are not intended to be used (as determined by the Landlord).

      47.10 The Tenant undertakes that it will not leave any goods, equipment, boxes, furniture, packing cases or other items in the COMMON AREAS without the prior written consent of the Landlord.

      47.11 The Tenant undertakes that it will participate in any evacuation drill or any other activity regarding the evacuation of the PROPERTY in case of any emergency and attend any meeting relating to emergency procedures for the PROPERTY.

48    COSTS

      The costs of and incidental to the negotiation and preparation of this agreement, together with all stamp duty payable thereon or in connection with any renewal or extension thereof shall be borne by the Tenant and paid upon demand.

49    RENTAL DEBIT AUTHORISATION

      49.1 The Tenant shall, within seven (7) days of the commencement or occupation date of the lease, whichever occurs first, complete and lodge with the Landlord a Rental Debit Authorisation in the form of Annexure "F" hereto, duly signed by the Tenant or its duly authorised representative.

      49.2 The Tenant shall furthermore furnish the Landlord with an updated Rental Debit Authorisation in substantially the same form as and when required as a result of increases from time to time in the monthly rental and/or other amounts due by the Tenant to the Landlord in terms of this lease.

50    VALUE ADDED TAX (VAT)

      The Tenant agrees to pay all VAT in terms of the VAT Act (No. 89 of 1991) (as amended from time to time) or other taxes leviable from time to time in law, in respect of and together with any amounts payable by the Tenant in terms of this Agreement of Lease.

      Should the rate at which VAT is leviable alter during the subsistence of this Lease or any renewal thereof, such alteration shall be applied to the basic rental, operating costs and any other relevant charge.


                                                                    INITIAL HERE
                                                                     [ILLEGIBLE]

Fedsure Properties (Pty) Ltd.
Revised Version - 25 June 1999

THUS DONE AND SIGNED AT                           ON THIS THE

DAY OF                                            19


                                                            For and on behalf of
                                                   COLOUR SMART.COM SOUTH AFRICA
AS WITNESSES:

1. /s/ R W H Burrows                              /s/ Roger D. Finchem Sr.
   --------------------------------               ------------------------------
                                                          duly authorised hereto

   R W H Burrows
   --------------------------------
   Full Name and Identity Number

                                                  Roger D. Finchem C.E.O.
                                                  ------------------------------
                                                  Full Name and Designation of
                                                  Authorised Signatory

2. /s/ L. VAN DER MESCHT
   --------------------------------

                                                  ------------------------------
                                                  Identity Number of
                                                  Authorised Signatory

   L. VAN DER MESCHT
   --------------------------------
   Full Name and Identity Number


THUS DONE AND SIGNED AT                           ON THIS THE

DAY OF                                            19


                                                            For and on behalf of
                                               NORWICH LIFE SOUTH AFRICA LIMITED
AS WITNESSES:

1.
   --------------------------------               ------------------------------
                                                          duly authorised hereto


   --------------------------------
   Full Name and Identity Number


                                                  ------------------------------
                                                  Full Name and Designation of
                                                  Authorised Signatory

2.
   --------------------------------

                                                  ------------------------------
                                                  Identity Number of
                                                  Authorised Signatory


   --------------------------------
   Full Name and Identity Number

Fedsure Properties (Pty) Ltd.
Revised Version - 25 June 1999

                                                                    ANNEXURE "B"

--------------------------------------------------------------------------------
                        DRAFT IRREVOCABLE BANK GUARANTEE
--------------------------------------------------------------------------------

The Manager
Fedsure Properties (Pty) Ltd.
P O Box 23783
CLAREMONT
7700

Dear Sir

AGREEMENT OF LEASE ("THE LEASE") ENTERED INTO BETWEEN NORWICH LIFE SOUTH AFRICA LIMITED (the creditor") and COLOUR SMART.COM SOUTH AFRICA ("the debtor")

Letter of Guarantee No. ..............

We the undersigned, .............. and ............... representing
 ................. Reg No. .............. (hereinafter referred to as the "Bank")
in our capacities as .............. and ............... respectively and duly authorised thereto, do hereby bind the said Bank as surety and co-principal debtors in solidium to NORWICH LIFE SOUTH AFRICA LIMITED (the creditor) for the due fulfilment by COLOUR SMART.COM SOUTH AFRICA (the debtor) for the due and proper fulfilment of all the obligations of, and for the punctual payment of all sums which are now and may hereafter become due by the debtor to the creditor howsoever arising in terms of the lease entered into (or about to be entered into) by the creditor and the debtor in respect of the premises situated at 1st Floor, Cavanard Building, Cowen Street, Claremont. I/We agree that the guarantee shall cover any failure by the debtor to fulfil the terms of the Lease, including non-fulfillment of the terms of the Lease as a result of the insolvency or sequestration of the debtor.

This guarantee shall not bind the Bank to do anything other than to effect the payment of money and shall be limited to a maximum of R29 730,69 (Twenty Nine Thousand Seven Hundred and Thirty Rand and Sixty Nine Cents Only).

This guarantee shall be a continuing covering security. We renounce on behalf of the Bank the benefits of the legal exceptions of excussion and division and agree that the Bank's liability hereunder shall not be reduced or in anyway affected by the release by the debtor or by the creditor in respect of any or all of the debtor's obligations to the creditor in terms of the lease, or any concessions, variations, compromises, extensions of time or any other arrangements made by the creditor with the debtor.

The Bank's liability under this Guarantee will expire on the 31st December 2002 (being three months after lease expiry date).

Notwithstanding anything to the contrary herein contained our obligation shall be construed as principal and not as accessory to that of the principal debtor and shall not be delayed or discharged by the fact that a dispute exists between the debtor and the creditor.

SIGNED AT CAPE TOWN THIS 1ST DAY OF NOVEMBER 1999

For and on behalf of COLOUR SMART.COM SOUTH AFRICA


As witnesses: /s/ [ILLEGIBLE]                       /s/ [ILLEGIBLE]
              ----------------------                ------------------------

Fedsure Properties (Pty) Ltd.
Revised Version - 25 June 1999

                                                                    ANNEXURE "C"

--------------------------------------------------------------------------------
                  CERTIFIED COPY OF A RESOLUTION OF DIRECTORS
--------------------------------------------------------------------------------

OF          :        COLOUR SMART.COM SOUTH AFRICA


PASSED IN   :
                     ------------------------------


ON          :
                     ------------------------------

--------------------------------------------------------------------------------

                              IT WAS RESOLVED THAT


                    ----------------------------------------
                         (FULL NAME AND IDENTITY NUMBER)

a member of the Close Corporation be and is hereby authorised to enter into and sign a lease binding the Close Corporation (as Tenant) to NORWICH LIFE SOUTH AFRICA LIMITED (as Landlord) in respect of premises upon such terms and conditions as set out in the Agreement laid before the meeting and approved.


THE AFOREGOING IS CERTIFIED TO BE A TRUE COPY.

                                                 /s/ Roger D. Finchem Sr.
----------------------                           -----------------------------
MEMBER                                           PRINT FULL NAME AND DESIGNATION


As witnesses:


1. /s/ RWH Burrows                               2. /s/ L. VAN DER MESCHT
   --------------------------------                 ----------------------------

   RWH Burrows                                      L. VAN DER MESCHT
   --------------------------------                 ----------------------------
   PRINT FULL NAME OF WITNESS                       PRINT FULL NAME OF WITNESS


                                                                    INITIAL HERE
                                                                     [ILLEGIBLE]

Fedsure Properties (Pty) Ltd.
Revised Version - 25 June 1999

                                                                    ANNEXURE "F"

--------------------------------------------------------------------------------
                           RENTAL DEBIT AUTHORIZATION
--------------------------------------------------------------------------------

I/We, the undersigned,
NAME/COMPANY NAME                   :   Colour Smart.Com South Africa
BUILDING CODE AND TENANT NUMBER     :   CST001-HO6320
ADDRESS                             :   1st Floor, Cavanard Building,
                                        Cowen Street, Claremont

hereby authorise FEDSURE PROPERTIES (PTY) LTD (the "Creditor") and STANDARD BANK, on the Creditor's behalf, to debit my/our banking account at

NAME OF ACCOUNT          :      Colour Smart.Com South Africa

NAME OF BANK             :      Standard Bank of S.A.

BRANCH OF BANK           :      Claremont

BANK CLEARING CODE       :      025109

CHEQUE / CURRENT         :      72633778
ACCOUNT NUMBER

from time to time, at my/our cost, and to credit the Creditor's account at Standard Bank.

This authority is subject to a monthly limit of R10 200,00 (Ten Thousand Two Hundred Rand Only)

      First payment to be effected on : DAY 01 MONTH 10 YEAR 1999 and on the first day of each successive month thereafter.

I/We hereby authorise the creditor and Standard Bank to increase the amount of this debit order to an amount in excess of the monthly limit referred to above so as to take into account annual increase in the total monthly rental payable from time to time by me/us in terms of the lease to the creditor.

I/We acknowledge that Standard Bank acts merely as the Creditor's collecting banker and accordingly, all disputes regarding the amount or validity of any debit or any other issue in connection with any transaction shall be a matter between the Creditor and me/ourselves. Insofar as it may be necessary to do so, I/we hereby waive any and all claims which I/we may have against Standard Bank.

I/We understand and undertake that the Creditor will receive all amounts without prejudice to its rights. I/We confirm that the debt order authorisation has been signed in terms of the mandates here by my/our bank.

I/We hereby acknowledge that the Rental Debit Authorisation is an integral part of the Lease Agreement and accept that the Rental Debit Authorisation may not be cancelled during the lease period unless replaced with an amended Rental Debit Authorisation to the satisfaction of the Landlord.

Signed at ................. on the ........... day of .................. 19.....


-----------------------------                 -----------------------------
(Signature) duly authorised                   (Full Name)
in terms of attached
Resolution


WITNESS:


1.                                            2.
  ---------------------------                   ---------------------------
                                                                    INITIAL HERE
                                                                     [ILLEGIBLE]

Fedsure Properties (Pty) Ltd.
Revised Version - 25 June 1999

                                                                    ANNEXURE "D"

--------------------------------------------------------------------------------
                                OPTION TO RENEW
--------------------------------------------------------------------------------

                                RENEWAL OF LEASE

The Tenant shall have the right upon giving the Landlord not less than six (6) calendar month's written notice prior to the lease expiry date to renew this lease for a further period as stated in Section 4.4 of the Schedule commencing immediately after the lease expiry date on the Landlord's then prevailing standard terms and conditions of lease save that the rental payable during such renewal period is to be agreed upon in writing by the Landlord and the Tenant, which rental shall be market related, no later than three (3) months prior to the expiry date this Lease shall terminate on the lease expiry date. Should the Landlord and the Tenant be unable to reach agreement in writing on the market rental for the renewal period at least three (3) months prior to the expiry date, the lease shall terminate on the lease expiry date.


                                                                    INITIAL HERE
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